UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 17, 2017
Date of Report (Date of earliest event reported)

CIBER, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-13103	38-2046833
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

6312 South Fiddler’s Green Circle, Suite 600E
Greenwood Village, Colorado, 80111
(Address of principal executive offices) (Zip code)

(303) 220-0100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 18, 2017, Ciber, Inc. (the “Company”) and its subsidiaries Ciber International LLC and Ciber Consulting, Inc. (together with the Company, the “Debtors”) filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) a Notice of Successful Bidder, stating that HTC Global Ventures, LLC (the “Purchaser”) is the winning bidder pursuant to the bidding procedures approved by the Bankruptcy Court on May 2, 2017. The Company and the Purchaser also filed with the Bankruptcy Court an Asset Purchase Agreement dated as of May 17, 2017 (the “Purchase Agreement”), which Purchase Agreement remains subject to approval of the Bankruptcy Court. Pursuant to the Purchase Agreement, if approved by the Bankruptcy Court, the Purchaser and the Company have agreed that the Purchaser will acquire all or substantially all of the Debtors’ assets relating to the Debtor’s North American business, along with 100% of the capital stock in wholly-owned non-Debtor subsidiary CIBERsites India Private Limited, on the terms set forth in the Purchase Agreement through a sale under 11 U.S.C. § 363.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 7.01. Regulation FD Disclosure.

Most of the Company’s filings with the Bankruptcy Court are available to the public at the offices of the Clerk of the Bankruptcy Court or the Bankruptcy Court’s web site (http://www.deb.uscourts.gov) or may be obtained through private document retrieval services. The Company undertakes no obligation to make any further public announcement or issue any update with respect to the documents filed with the Bankruptcy Court or any matters referred to therein.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Asset Purchase Agreement, dated May 17, 2017, among Ciber, Inc., HTC Global Ventures, LLC, Ciber International LLC and Ciber Consulting, Inc. *

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciber, Inc.

Date: May 18, 2017	By:	/s/ Christian Mezger
Christian Mezger
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Asset Purchase Agreement, dated May 17, 2017, among Ciber, Inc., HTC Global Ventures, LLC, Ciber International LLC and Ciber Consulting, Inc. *

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.